Other Assets (Details) - Schedule of Other Assets - Previously Reported [Member] - VASO CORPORATION [Member] - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Other Assets (Details) - Schedule of Other Assets [Line Items]
Deferred commission expense – noncurrent	$ 3,864	$ 2,018
Trade receivables – noncurrent	792	368
Other, net of allowance for loss on loan receivable of $412 at December 31, 2022 and 2021	70	60
Total	$ 4,726	$ 2,446